November 8, 2012

DREYFUS STATE MUNICIPAL BOND FUNDS

-          Dreyfus Maryland Fund

-          Dreyfus Minnesota Fund

-          Dreyfus Ohio Fund

Supplement to Summary Prospectus and Statutory Prospectus

dated September 1, 2012

The Board of Trustees of Dreyfus State Municipal Bond Funds (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of each of Dreyfus Maryland Fund (the “Maryland Fund”), Dreyfus Minnesota Fund (the “Minnesota Fund”) and Dreyfus Ohio Fund (the “Ohio Fund”) (each, a “Fund” and collectively, the “Funds”), and Dreyfus Municipal Funds, Inc., on behalf of Dreyfus AMT-Free Municipal Bond Fund (the “Acquiring Fund”).  The Agreement for each Fund provides for the transfer of the respective Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the respective Fund, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (each, a “Reorganization”).

It is currently contemplated that shareholders of each Fund as of December 10, 2012 (the “Record Date”) will be asked to approve the Agreement on behalf of the respective Fund at a special joint meeting of shareholders to be held on or about February 28, 2013.  If the Agreement is approved for a Fund, the Reorganization will become effective on or about April 12, 2013, with respect to the Maryland Fund, on or about April 19, 2013, with respect to the Minnesota Fund, and on or about April 26, 2013, with respect to the Ohio Fund.

In anticipation of the Reorganizations, effective on or about November 26, 2012 (the “Sales Discontinuance Date”), the Funds will not accept any investments for new accounts, except that investments in new accounts will be permitted in a Fund by participants in group retirement plans if the Fund is established as an investment option under the plans by the Sales Discontinuance Date and wrap programs that established the Fund as an investment option under the wrap program by the Sales Discontinuance Date.

Shareholders of a Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the respective Reorganization.

A combined Prospectus/Proxy Statement with respect to the proposed Reorganizations will be mailed prior to the meeting to each Fund’s shareholders as of the Record Date.  The combined Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-DREYFUS.